MML SERIES INVESTMENT FUND

This Prospectus describes the following Funds.

•	MML Focused Equity Fund

seeks growth of capital over the long-term.

•	MML Fundamental Growth Fund

seeks long-term growth of capital.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 6, 2011

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MML Focused Equity Fund (Service Class I shares not currently available)

INVESTMENT OBJECTIVE

The Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fee	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses(1)	.17%	.17%
Total Annual Fund Operating Expenses	.92%	1.17%
Expense Reimbursement	(.02%)	(.02%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.90%	1.15%
(1)	Other Expenses are based on estimated amounts for the first full fiscal year of the Fund.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .90% and 1.15% for Class II and Service Class I shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class II	$92	$291
Service Class I	$117	$369

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. companies that the Fund’s subadviser, Harris Associates L.P. (“Harris”), believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights and warrants, of issuers of any size. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities, and will not invest more than 5% of its total assets in emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund.

In selecting equity investments for the Fund, Harris uses a value investment philosophy. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value. Harris seeks to identify companies that it believes have discounted stock prices compared to the companies’ true business values. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris usually sells a stock when the price approaches its estimated worth. This means that

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Harris sets specific “buy” and “sell” targets for each stock held by the Fund. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.

Although Harris may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Non-Diversification Risk Because the Fund may invest its assets in a more limited number of issuers than a diversified fund, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were diversified.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The Fund had not begun operations as of the date of this prospectus, and therefore has no performance history. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.

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MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Harris Associates L.P.

Portfolio Managers:

Robert M. Levy, CFA is the Chairman and Chief Investment Officer, Domestic Equity at Harris. He has managed the Fund since its inception.

Michael J. Mangan, CFA, CPA is a Portfolio Manager at Harris. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. The methods that can be used to redeem Fund shares are subject to the variable contract issuing company.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Fundamental Growth Fund (Service Class I shares not currently available)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fee	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses(1)	.17%	.17%
Total Annual Fund Operating Expenses	.87%	1.12%
Expense Reimbursement	(.02%)	(.02%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.85%	1.10%
(1)	Other Expenses are based on estimated amounts for the first full fiscal year of the Fund.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .85% and 1.10% for Class II and Service Class I shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class II	$87	$274
Service Class I	$112	$353

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in domestic equity securities that the Fund’s subadviser, Wellington Management Company, LLP (“Wellington Management”), believes offer the potential for long-term growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants, of issuers of any size. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

Wellington Management generally employs a bottom-up stock selection process that utilizes fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Wellington Management seeks to identify diversified sources of return based on its assessment of individual companies against the context of broader market factors by evaluating and ranking each stock on a consistent set of growth, quality, and valuation criteria.

In pursuing its investment objective, Wellington Management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it believes there is an opportunity for substantial appreciation (such as, for example, Wellington Management believes a security could increase in value as a result of a

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change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development). The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Although Wellington Management may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The Fund had not begun operations as of the date of this prospectus, and therefore has no performance history. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.

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MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. The methods that can be used to redeem Fund shares are subject to the variable contract issuing company.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies

Changes to Investment Objectives and Strategies. Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) without shareholder approval.

Note Regarding Percentage Limitations. All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. References in the discussion of these Funds’ investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Credit Ratings. Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.

Temporary Defensive Positions. At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover. Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements. A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the Statement of Additional Information (“SAI”) or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. A Fund may engage in derivatives transactions that are not a part of its principal investment strategies. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more equity securities or foreign currencies. Derivatives transactions

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may include, by way of example, foreign currency exchange transactions, options, futures contracts, interest rate swaps, total return swaps, credit default swaps, and hybrid instruments. Use of derivatives may give rise to investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.

A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.

Risk of Substantial Redemptions. If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s net asset value (“NAV”) per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

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Additional Information Regarding Principal Risks

The Funds, by themselves, generally are not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. All Funds could be subject to additional risks (which the Funds have not currently identified as principal risks). Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

The SAI contains further information about the Funds, their investments and their related risks.

•	Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund’s investment adviser or subadviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

•	Convertible Securities Risk

Convertible securities are debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock, and so are subject to the risks of investments in both debt securities and equity securities. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities tend to decline as interest rates rise. In addition, because of the conversion feature, the market values of convertible securities tend to vary with fluctuations in the market values of the underlying preferred and common stocks. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•	Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency,

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which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

•	Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.

•	Foreign Investment Risk

Investments in foreign securities entail a variety of risks. Funds investing in foreign securities and instruments may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund’s investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental

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entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

Some Funds may also invest in foreign securities known as depositary receipts, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

•	Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at favorable prices or times. The ability of a Fund to dispose of such illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

•	Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s abilities to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The

–  16  –

investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund.

•	Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance.

•

Equity Markets Risk.  Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

•	Non-Diversification Risk

A “non-diversified” mutual fund may purchase larger positions in a smaller number of issuers than may a diversified mutual fund. Therefore, an increase or decrease in the value of the securities of a single issuer may have a greater impact on the Fund’s NAV.

•	Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•	Smaller and Mid-Cap Company Risk

Smaller companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap

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companies are larger than smaller companies, they may be subject to many of the same risks.

•	Valuation Risk

Due to the nature of some Fund’s investments and the market environment, a portion of a Fund’s assets may be valued at fair value pursuant to guidelines established by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon sale of a security. In addition, to the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•	Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser believes to be their fundamental value. The Funds bear the risk that the price of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated their fundamental value or that it may take a substantial period of time to realize that value.

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Management of the Funds

Investment Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2010, MassMutual, together with its subsidiaries, had assets under management of approximately $448.3 billion.

Each Fund pays MassMutual an investment management fee based on a percentage of its average daily net assets as follows: MML Focused Equity Fund, .75%; and MML Fundamental Growth Fund, .70%.

A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds will be available in the Funds’ annual report to shareholders dated December 31, 2011.

Subadvisers and Portfolio Managers

MassMutual contracts with the following subadvisers to help manage the Funds. Subject to the oversight of the Trustees, MassMutual has the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investments of the MML Focused Equity Fund. Harris is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”). Harris and HAI are wholly-owned subsidiaries of Natixis Global Asset Management, L.P., which is an indirect subsidiary of Natixis Global Asset Management U.S. (“NGAM”). NGAM is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. Together with its predecessor firms, Harris has advised and managed mutual funds since 1970. Harris managed approximately $69 billion in assets as of June 30, 2011.

Robert M. Levy, CFA

is primarily responsible for the day-to-day management of the MML Focused Equity Fund. Mr. Levy is the Chairman and Chief Investment Officer, Domestic Equity, of Harris. He has managed other investment portfolios under the focused equity strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

Michael J. Mangan, CFA, CPA

assists Mr. Levy in the day-to-day management of the MML Focused Equity Fund. Mr. Mangan is a Portfolio Manager at Harris and has over 23 years of investment experience. He joined the firm in 1997.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, manages the investments of the MML Fundamental Growth Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2011, Wellington Management had investment management authority with respect to approximately $676 billion in assets.

Paul E. Marrkand

is the portfolio manager of the MML Fundamental Growth Fund. Mr. Marrkand is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2005.

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The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit MassMutual to change subadvisers or hire new subadvisers for a number of the series of MML Series Investment Fund (the “Trust”) from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a subadviser in a quick, efficient and cost effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series’ investment objective and strategies. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MassMutual will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.

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About the Classes of Shares

Each Fund offers two classes of shares: Class II and Service Class I shares. Class II shares and Service Class I shares are available in connection with variable annuity contracts issued by registered separate accounts owned by MassMutual or its life insurance affiliates, certain variable life insurance policies issued by registered separate accounts owned by MassMutual or its life insurance affiliates, and in connection with certain privately offered separate investment accounts owned by MassMutual or its life insurance affiliates.

The different Classes have different fees and expenses resulting from their separate arrangements for administrative, shareholder and distribution services but that are not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.

Except as described below, all Classes of shares of the Funds have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class that has adopted a Rule 12b-1 plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because the Classes will have different expenses, they will likely have different share prices.

Distribution Plan

Service Class I shares are sold at NAV per share without an initial sales charge. Therefore, 100% of the investor’s money is invested in the Fund or Funds of the investor’s choice. The Funds have adopted a Rule 12b-1 Plan for Service Class I shares of the Funds. Under the Plan, each Fund is permitted to pay distribution and service fees at the annual rate not to exceed 0.35%, in the aggregate, of that Fund’s average daily net assets attributable to Service Class I shares. However, each Fund currently pays distribution and service fees at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Service Class I shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Service Class I shares and for related expenses. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Service Class I shareholders and/or maintaining Service Class I shareholder accounts and for related expenses.

Initially, all payments under the Plan will be made by the Funds to MML Distributors, LLC (the “Distributor”), which will, in turn, pay out all of the amounts it receives. The Distributor will pay substantially all of the amounts it receives to MassMutual, which will be used to pay continuing compensation for services provided by MassMutual agents and third party firms. The remaining portion will be paid to MassMutual as compensation for its promotional services in respect of the Funds, and to reimburse MassMutual for expenses incurred by it in connection with promoting the Funds. It is expected that all payments under the Plan will be made to MassMutual, which will disburse or retain amounts from those payments solely at the instruction of the Distributor.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Service Class I shares and may cost you more than other types of sales charges.

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Buying and Redeeming Shares

The Trust provides an investment vehicle for the separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. Shares of the Funds are not offered to the general public. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise due to differences in tax treatment and other considerations between owners of the variable life insurance contracts and owners of the variable annuity contracts. The Funds’ Trustees follow monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for the separate accounts.

The shares of each Fund are sold at their NAV, without the deduction of any selling commission or “sales load” (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after your order is received in good form by the Funds or MassMutual. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one Business Day) and can suspend purchases if it is in their best interest. A “Business Day” is every day the New York Stock Exchange (“NYSE”) is open.

Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

The Funds redeem their shares at their next NAV computed after your redemption request is received in good form by the Funds or MassMutual. You will usually receive payment for your shares within seven days after your written redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Funds determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Frequent Trading Policies

The Funds are not designed to serve as vehicles for frequent trading or market timing trading activity. The Funds consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all of a Fund’s shareholders, including long-term shareholders who do not engage in these activities. Any Funds investing in foreign securities, small capitalization securities and below investment grade securities (also known as “junk” or “high yield” bonds), may be particularly susceptible to frequent trading and market timing activities and their resulting disruptions due to the difficulty of pricing such securities.

The Funds’ shareholders are separate investment accounts of variable life insurance and variable annuity contracts sponsored by MassMutual and certain of its affiliates. In the case of each Fund, the separate accounts aggregate the purchase and sale information of individual contract holders and provide the information to each Fund on a net basis.

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Accordingly, it is difficult or impossible for the Funds to determine if a particular contract holder is engaging in frequent trading or market timing activities, and the Funds do not impose specific restrictions on trading of Fund shares in order to deter such activities.

Instead, as a result of these limitations, the Funds rely on the capabilities, policies and procedures of MassMutual to discourage frequent trading and market timing trading activity, and not to accommodate frequent purchases and sales of shares within a Fund or transfers of shares between Funds. MassMutual has adopted policies and procedures to help identify those individuals or entities that may be engaging in frequent trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent frequent trading and the market timing of Funds among the subaccounts of the separate accounts, there can be no assurance that MassMutual will be able to identify all those who trade frequently or employ a market timing strategy, and curtail their trading in every instance.

If MassMutual determines that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, MassMutual will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, telephone, internet, or any other type of electronic medium. Additionally, MassMutual may reject any single trade that MassMutual determines to be abusive or harmful to a Fund. It is possible that activity that MassMutual determines is not frequent trading or market timing may nonetheless adversely affect long-term shareholders of the Funds.

MassMutual, in the future, may take various restrictive actions designed to prevent the employment of a frequent trading or market timing strategy, including not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer; limiting the number of transfer requests that can be made during a contract year; and requiring the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund. MassMutual will apply any restrictive action it takes uniformly to all contract owners it believes are employing a frequent trading or market timing strategy. As noted above, however, these restrictive actions may not be effective in deterring frequent trading or market timing activity. For more information on restrictions specific to your variable annuity and/or variable life insurance contracts, please see the prospectus of the separate account of the specific insurance product that accompanies this Prospectus.

Determining Net Asset Value

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day. Investments are marked to market daily based on values provided by third-party vendors or market

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makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Trustees, and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the Business Day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the NYSE is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees.

The Funds’ valuation methods are more fully described in the SAI.

Taxation and Distributions

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Funds so qualify, the Funds will not be subject to federal income tax on any net income or any capital gains that are distributed or deemed to have been distributed in a timely manner to shareholders.

Distributions, if any, are declared and paid annually by each Fund. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder.

Generally, owners of variable life insurance and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the

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contracts would be taxable currently to the holders of such contracts.

A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased.

Please refer to the SAI for more information regarding the tax treatment of the Funds. For a discussion of the tax consequences of variable annuity and variable life insurance contracts, please refer to the prospectus for the applicable contract.

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Performance for Similar Accounts

Similar account performance for the subadvisers is provided solely to illustrate that subadviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the Fund managed by the subadviser. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the subadvisers is no indication of future performance of the Funds. In addition, for each of the subadvisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

MML Focused Equity Fund

Harris Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Harris for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

Highest Quarter:	2Q ’03,	26.28%	Lowest Quarter:	4Q ’08,	-25.43%

Harris Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2010)

The table compares Harris’ investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The Harris composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Harris Composite
Class II	19.53%	7.06%	10.01%
Service Class I	19.51%	7.04%	9.99%

Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	16.10%	2.59%	1.83%

* Performance shown is a composite of all portfolios managed by Harris with substantially similar investment objectives, policies and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class II expenses. The composite performance is provided solely to illustrate Harris’ performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Harris is not indicative of future performance of the Fund.

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MML Fundamental Growth Fund

Wellington Management Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Wellington Management for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

Highest Quarter:	4Q ’01,	17.27%	Lowest Quarter:	4Q ’08,	-21.47%

Wellington Management Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2010)

The table compares Wellington Management’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The Wellington Management composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Wellington Management Composite
Class II	19.65%	5.20%	3.14%
Service Class I	19.36%	4.94%	2.88%

Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	16.71%	3.75%	0.02%

* Performance shown is a composite of all portfolios managed by Wellington Management with substantially similar investment objectives, policies and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class II expenses. The composite performance is provided solely to illustrate Wellington Management’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund is subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Wellington Management is not indicative of future performance of the Fund.

Index Descriptions

The Russell 1000 Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

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MML SERIES INVESTMENT FUND

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports, when they become available, and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund:  You may request information about the Funds free of charge (including the Annual/Semiannual Reports, when they become available, and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.

From the SEC:  You may review and copy information about the Funds (including the Annual/Semiannual Reports, when they become available, and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-2224.